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                                                                     EXHIBIT 1.4
                         UNION OIL COMPANY OF CALIFORNIA

                           MEDIUM-TERM NOTES, SERIES C


               PAYMENT OF PRINCIPAL, INTEREST AND PREMIUM, IF ANY,
                                  GUARANTEED BY

                               UNOCAL CORPORATION


                            FORM OF AGENCY AGREEMENT



                                                           _______________, 1994


CS First Boston Corporation
Park Avenue Plaza
New York, New York 10055

Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048

UBS Securities Inc.
299 Park Avenue
New York, New York 10171

Ladies and Gentlemen:

          1. INTRODUCTION. Union Oil Company of California, a California corporation (the "Issuer"), and Unocal Corporation, a Delaware corporation (the "Guarantor"), each confirms its agreement with each of you (individually, an "Agent" and collectively, the "Agents") with respect to the issue and sale from time to time by the Issuer of its Medium-Term Notes, Series C, registered under the registration statements referred to in Section 2(a) hereof (any such medium-term notes, other than any to be sold pursuant to any agreement that may be entered into between the Issuer, the Guarantor and any of the Agents for them to act as a placement agent (a "placement agency agreement"), are hereinafter referred to as the "Debt Securities"), guaranteed (any such guarantees being hereinafter referred to as the "Guarantees") as to payment of principal, interest and premium, if any, by the Guarantor (the Debt Securities and the Guarantees related thereto being hereinafter collectively referred to as the "Securities"). The Securities may be sold pursuant to Section 3 of this Agreement in an aggregate amount not to exceed the amount of Registered Securities (as defined in Section 2(a) hereof), reduced by the aggregate amount of any other Registered Securities sold otherwise than pursuant to Section 3 of this Agreement. The Securities will be issued under an indenture, dated as of _______, 1994 (the "Indenture"), among the Issuer, the Guarantor and Chemical Trust Company of California, as trustee (the "Trustee"), which incorporates the Standard Multiple-Series Indenture Provisions, January 1991, of the Issuer and the Guarantor dated as of January 2, 1991.

          The Securities shall have the prices, maturity ranges, interest rates, redemption provisions and other terms set forth in the Prospectus referred to in
Section 2(a) hereof, as it may be supplemented from time

                                       1.

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to time.  The Securities will be issued, and the terms thereof established, from time to time by the Issuer and the Guarantor in accordance with the Indenture and the Procedures (as defined in Section 3(d) hereof).

          2. REPRESENTATIONS AND WARRANTIES OF THE ISSUER AND THE GUARANTOR. The Issuer and the Guarantor, jointly and severally, represent and warrant to, and agree with, each Agent as follows:

               (a) The Issuer and the Guarantor have filed with the Securities and Exchange Commission (the "Commission") two registration statements on Form S-3 (Registration Nos. 33-38505; 33-38505-01 and 33-_____; 33-_____-01),
including a prospectus relating to debt securities of the Issuer and guarantees of the Guarantor together with equity securities of the Guarantor (the "Registered Securities"), which registration statements have become effective. The Issuer and the Guarantor have filed with the Commission Post-effective Amendment No. 1 to Registration Statement Nos. 33-38505; 33-38505-01 and such amendment has become effective. Each such registration statement, including the exhibits thereto (other than the Form T-1), as amended as of the Closing Date (as defined in Section 3(e) hereof), is hereinafter referred to as a "Registration Statement." References herein to the "applicable Registration Statement" shall be deemed to refer to both Registration Statements so long as Registered Securities remain issuable under Registration Statement Nos. 33-38505; 33-38505-01 and only to Registration Statement Nos. 33-_____; 33-_____-01 thereafter. The prospectus included in each Registration Statement, as amended or supplemented as of the Closing Date (other than by a supplement relating solely to the offering of Registered Securities other than the Securities), including all material incorporated by reference therein, is hereinafter referred to as the "Prospectus." Any reference in this Agreement to amending or supplementing the Prospectus shall be deemed to include the filing of materials incorporated by reference in the Prospectus after the Closing Date and any reference in this Agreement to any amendment or supplement to the Prospectus shall be deemed to include any such materials incorporated by reference in the Prospectus after the Closing Date.

               (b) On the effective date of Post-effective Amendment No. 1 to Registration Statement Nos. 33-38505; 33-38505-01 relating to the Registered Securities and on the effective date of Registration Statement Nos. 33-_____; 33-_____-01 relating to the Registered Securities, each such Registration Statement conformed in all material respects to the requirements of the Securities Act of 1933, as amended (the "Act"), the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission pursuant to the Act (the "Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the Closing Date, each Registration Statement and the Prospectus, and at each of the times of acceptance and of delivery referred to in Section 6(a) hereof and at each of the times of amendment or supplementing referred to in Section 6(b) hereof (the Closing Date and each such time being herein sometimes referred to as a "Representation Date"), each Registration Statement and the Prospectus, as then amended or supplemented, will conform in all material respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations, and none of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that the foregoing does not apply to statements in or omissions from any of such documents based upon written information furnished to the Issuer or the Guarantor by any Agent specifically for use therein.

          3.   APPOINTMENT AS AGENT; AGREEMENT OF AGENT; SOLICITATIONS AS AGENT.

               (a) Subject to the terms and conditions stated herein, the Issuer and the Guarantor each hereby appoints each of the Agents as an agent of the Issuer and the Guarantor for the purpose of soliciting or receiving offers to purchase the Securities from the Issuer and the Guarantor by others. So long as this Agreement shall remain in effect with respect to any Agent, neither the Issuer nor the Guarantor shall, without the consent of each such Agent, solicit or accept offers to purchase Securities otherwise than through one of the Agents (except as contemplated by Section 11 hereof); PROVIDED, HOWEVER, that, subject to all of the terms and

                                       2.

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conditions of this Agreement and any agreement contemplated by Section 11 hereof, the foregoing shall not be construed to prevent the Issuer or the Guarantor from selling at any time any Registered Securities pursuant to any placement agency agreement or in a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering of such Registered Securities; PROVIDED, FURTHER, that the Issuer and the Guarantor may from time to time accept unsolicited offers to purchase Securities from the Issuer and the Guarantor or to sell Securities as an agent of the Issuer and the Guarantor if (i) the Securities are purchased or sold in accordance with the terms of separate purchase or agency agreements to be entered into between each such unsolicited offeror and the Issuer and the Guarantor, each of which agreements will be for a single transaction and contain business terms substantially similar to those contained in this Agreement (including the same discount or commission payment to an agent as is contained in Exhibit A attached hereto, unless in connection with a purchase as principal pursuant to Section 11 a lower discount or commission is agreed to by such agent, the Issuer and the Guarantor), and (ii) there is delivered in connection therewith a pricing supplement to the Prospectus (a "Pricing Supplement") stating that the Agents are not participating in, and are in no way responsible for, any aspect of such unsolicited transaction, and (iii) the Issuer gives notice to the Agents of its acceptance of such an unsolicited offer to purchase Securities or sell Securities as an agent pursuant to this paragraph.

               (b) On the basis of the representations and warranties contained herein, but subject to the terms and conditions herein set forth, each Agent agrees, as agent of the Issuer and the Guarantor, to use reasonable efforts when requested by the Issuer to solicit offers to purchase the Securities upon the terms and conditions set forth in the Prospectus, as from time to time amended or supplemented.

               Upon receipt of notice from the Issuer as contemplated by Section 4(b) hereof, each Agent shall suspend its solicitation of offers to purchase Securities until such time as the Issuer shall have furnished it with an amendment or supplement to each Registration Statement or the Prospectus, as the case may be, contemplated by Section 4(b) and shall have advised each such Agent that such solicitation may be resumed.

               The Issuer reserves the right, in its sole discretion, to suspend solicitation of offers to purchase the Securities commencing at any time for any period of time or permanently. If the Issuer has notified each Agent to suspend solicitation of offers to purchase Securities for any reason, then such Agent will use its best efforts to suspend such solicitation as soon as practicable after receiving notice from the Issuer thereof, but in any event, within one business day after receiving such notice. Any suspension in solicitation described above shall continue until such time as the Issuer has advised the Agents that such solicitation may be resumed. For the purpose of the second preceding sentence, "business day" shall mean any day which is not a Saturday or Sunday and which in New York City is not a day on which banking institutions are generally authorized or obligated by law to close.

               The Agents are authorized to solicit offers to purchase Securities in book-entry or fully registered form and only in minimum aggregate denominations of $1,000 and integral multiples of $1,000 in excess thereof. Unless otherwise agreed to by the Issuer and an Agent and specified in a supplement to the Prospectus, Securities (i) shall be purchased at a purchase price equal to 100% of the principal amount thereof, and (ii) if purchased by an Agent as principal, pursuant to a Purchase Agreement or otherwise, as contemplated by Section 11 hereof, may be resold at varying prices from time to time or, if set forth in the applicable Purchase Agreement, at a fixed public offering price. In connection with any resale of Securities purchased as principal, an Agent may use a selling or dealer group and may reallow to any broker or dealer any portion of the discount or commission payable with respect thereto. Each Agent shall communicate to the Issuer, orally or in writing, each reasonable offer to purchase Securities received by it as agent. The Issuer shall have the sole right to accept offers for itself and the Guarantor to purchase the Securities and may reject any such offer, in whole or in part.
Each Agent shall have the right, in its discretion reasonably exercised, without notice to the Issuer or

                                       3.

the Guarantor, to reject any offer to purchase Securities received by it, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein.

               No Security which the Issuer has agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for, or sold by the Issuer, until such Security shall have been delivered to the purchaser thereof or to The Depository Trust Company for the account of the purchaser thereof against payment by such purchaser.

               (c) At the time of delivery of, and payment for, any Securities sold by the Issuer as a result of a solicitation made by, or offer to purchase received by, an Agent, the Issuer and the Guarantor agree to pay such Agent a commission in accordance with the schedule set forth in Exhibit A hereto.

               (d) Administrative procedures respecting the sale of Securities (the "Procedures") shall be agreed upon from time to time by the Agents, the Issuer and the Guarantor. The initial Procedures, which are set forth in Exhibit B hereto, shall remain in effect until changed by agreement among the Issuer, the Guarantor and the Agents. Each Agent, the Issuer and the Guarantor agree to perform the respective duties and obligations specifically provided to be performed by each of them herein and in the Procedures. The Issuer will furnish to the Trustee and any authenticating agent a copy of the Procedures which are from time to time in effect.

               (e) The documents required to be delivered by Section 5 hereof shall be delivered at the office of Brobeck, Phleger & Harrison, 550 South Hope Street, Los Angeles, California not later than 10:00 A.M., Los Angeles time, on the date of this Agreement or at such later time as may be mutually agreed to by the Issuer, the Guarantor and the Agents, which in no event shall be later than the time at which the Agents commence solicitation of offers to purchase Securities hereunder, such time and date being herein called the "Closing Date."

          4. CERTAIN AGREEMENTS OF THE ISSUER AND THE GUARANTOR. The Issuer agrees with the Agents that has furnished or it will furnish to Brobeck, Phleger & Harrison, counsel for the Agents, one signed copy of each Registration Statement, including all exhibits, in the form in which it became effective and of all amendments thereto and that, in connection with each offering of
Securities:

               (a) The Issuer will advise each Agent promptly of any proposal to amend or supplement any Registration Statement or the Prospectus (other than by a Pricing Supplement relating to the Securities or an amendment or supplement relating solely to the offering of Registered Securities other than the Securities) and will afford the Agents a reasonable opportunity to comment on any such proposed amendment or supplement, except that with respect to amendments or supplements to any Registration Statement or the Prospectus by incorporation by reference of any Proxy Statements, Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Current Reports on Form 8-K, the Issuer or the Guarantor shall (i) to the extent practicable, notify each Agent either to suspend solicitation of offers to purchase Securities pursuant to Section 3(b) above or of the filing of such a report or proxy statement with the Commission at least one business day (as defined in Section 3(b) above) prior to filing such a report or proxy statement with the Commission; and (ii) deliver a copy of each such report or proxy statement (together with exhibits thereto) to each Agent on the same business day that such report or proxy statement is filed with the Commission; and the Issuer will also advise each Agent of the filing of any amendment or supplement (other than a Pricing Supplement relating to the Securities or an amendment or supplement relating solely to the offering of Registered Securities other than the Securities) and of the institution by the Commission of any stop order proceedings in respect of any Registration Statement or of any part thereof and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued. If the Issuer notifies any Agent of the impending filing of any amendment or supplement to the Registration Statement or the Prospectus by incorporation by reference pursuant to this Section 4(a), then such Agent so notified shall use such information, until such information has

                                       4.

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been filed with the Commission, solely for the purpose of determining whether or not to suspend solicitations of offers to purchase Securities pursuant to this Agreement. If the Issuer is not accepting offers to purchase the Securities and does not anticipate accepting offers to purchase the Securities prior to the filing of the Issuer's or the Guarantor's next succeeding Quarterly Report on Form 10-Q or next Annual Report on Form 10-K, as the case may be, then no such advice or notification shall be required until the Issuer determines to solicit offers to purchase the Securities.

               (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Issuer will promptly notify each Agent to suspend solicitation of offers to purchase Securities; and if the Issuer shall decide to amend or supplement the applicable Registration Statement or the Prospectus, it will promptly advise each Agent by telephone (with confirmation in writing) and will promptly prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Notwithstanding the foregoing, if, at the time of any notification to suspend solicitations, any Agent shall own any of the Securities with the intention of reselling them, or the Issuer has accepted an offer to purchase Securities but the related settlement has not occurred, the Issuer and the Guarantor, subject to the provisions of subsection (a) of this Section, will promptly prepare and file with the Commission an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance.

               (c) The Issuer and the Guarantor, during the period when a prospectus relating to the Securities is required to be delivered under the Act, will file promptly all documents required to be filed by it with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"). In addition, during the period described in the immediately preceding sentence, on the date on which the Guarantor makes any announcement to the general public concerning earnings or concerning any other event which is required to be described, or which the Issuer or the Guarantor proposes to describe, in a document filed pursuant to the Exchange Act, the Issuer or the Guarantor will furnish the information contained in such announcement to each Agent, confirmed in writing and, subject to the provisions of subsections (a) and (b) of this Section, will cause the Prospectus to be amended or supplemented to reflect the information contained in such announcement. The Issuer or the Guarantor also will furnish each Agent with copies of all other material press releases or announcements to the general public as soon as practicable after such press releases or announcements are made to the public. The Issuer or the Guarantor will promptly notify each Agent of any downgrading in the rating of the Securities or any other debt securities of the Issuer or the Guarantor, or any proposal to downgrade the rating of the Securities or any other debt securities of the Issuer or the Guarantor, by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), as soon as the Issuer and the Guarantor learn of such downgrading or proposal to downgrade.

               (d) As soon as practicable after the date of each acceptance by the Issuer of an offer to purchase Securities hereunder, but in any event not later than (A) the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes the date of such acceptance or (B) if such fourth fiscal quarter is the last quarter of the Issuer's or the Guarantor's fiscal year, the 90th day after the end of such fourth fiscal quarter, the Guarantor will make generally available to its security holders a consolidated earnings statement of the Guarantor and its subsidiaries covering a period of at least the 12 prior months which will satisfy the provisions of Section 11(a) of the Act and the Rules and Regulations thereunder (including, at the option of the Guarantor, Rule 158).

               (e) The Issuer will furnish to each Agent copies of each Registration Statement, including all exhibits, the Prospectus and all amendments and supplements to such documents (other than Pricing

                                       5.

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Supplements relating to Securities not sold or purchased by any such Agent and amendments or supplements relating solely to the offering of Registered Securities other than the Securities), in each case as soon as available and in such quantities as are reasonably requested.

               (f) The Issuer will arrange for the qualification of the Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions as the Agents designate and will continue such qualifications in effect so long as required for the distribution.

               (g) So long as any Securities are outstanding, the Guarantor will furnish to the Agents, (i) as soon as practicable after the end of each fiscal year, a copy of the Guarantor's annual report to stockholders for such year, (ii) as soon as available, a copy of each report or definitive proxy statement of the Guarantor filed with the Commission under the Exchange Act or mailed to stockholders, and (iii) from time to time, such other information concerning the Issuer and the Guarantor as the Agents may reasonably request.

               (h) The Issuer and the Guarantor, jointly and severally, covenant and agree with the Agents to pay all expenses incident to the performance of their respective obligations under this Agreement and to reimburse each Agent for any expenses (including fees and disbursements of counsel) incurred by it in connection with qualification of the Securities for sale and determination of their eligibility for investment under the laws of such jurisdictions as such Agent may designate and the printing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Securities, for expenses incurred in distributing the Prospectus and all supplements thereto, any preliminary prospectuses and any preliminary prospectus supplements to each Agent and for the reasonable fees and disbursements of counsel to the Agents.

          5. CONDITIONS OF OBLIGATIONS. The obligation of each Agent, as agent of the Issuer and the Guarantor, under this Agreement at any time to use its reasonable efforts to solicit offers to purchase the Securities is subject to the accuracy, on the date hereof, on each Representation Date and on the date of each such solicitation, of the representations and warranties of the Issuer and the Guarantor herein, to the accuracy, on each such date, of the statements of the Issuer's and the Guarantor's officers made pursuant to the provisions hereof, to the performance, on or prior to each such date, by the Issuer and the Guarantor of their obligations hereunder, and to each of the following additional conditions precedent:

               (a) No stop order suspending the effectiveness of any Registration Statement or of any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Issuer, the Guarantor or any Agent, shall be contemplated by the Commission.

               (b) None of the Registration Statements nor the Prospectus, as amended or supplemented, as of any Representation Date or date of such solicitation, as the case may be, shall contain any untrue statement of fact which, in the reasonable opinion of any Agent, is material or omits to state a fact which, in the reasonable opinion of any Agent, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

               (c) There shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Issuer, the Guarantor or any of their respective subsidiaries, other than as set forth or contemplated in the Prospectus, as amended or supplemented, which, in the reasonable judgment of such Agent, materially impairs the investment quality of the Securities; (ii) any downgrading in the rating of the Issuer's or the Guarantor's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Issuer or the Guarantor on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is

                                       6.

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involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of such Agent, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with solicitations of offers to purchase, or sales of, Securities.

               (d) At the Closing Date, the Agents shall have received an opinion, dated the Closing Date, of the General Counsel of the Issuer and the Guarantor or his designee, subject to the approval by the Agents of such designee, to the effect that:

                   (i) Each of the Issuer and Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each of the Issuer and the Guarantor is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which it respectively owns or leases substantial properties or in which the conduct of its respective business requires such qualification, except in those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business or operations of the Issuer or the Guarantor;

                  (ii) All of the issued shares of capital stock of the Issuer and the Guarantor have been duly and validly authorized and issued and are fully paid and nonassessable (except such counsel may take exception for a DE MINIMIS number of shares), and the Guarantor is the registered and beneficial owner of all of the outstanding shares of capital stock of the Issuer;

                 (iii) To the best of such counsel's knowledge and other than as set forth or contemplated in the Prospectus, there is no legal or governmental proceeding pending to which the Issuer, the Guarantor or any of their respective subsidiaries is a party or of which any property of the Issuer, the Guarantor or any of their respective subsidiaries is the subject, which is likely (to the extent not covered by insurance) to have a material adverse effect on the consolidated financial position of the Issuer and its subsidiaries or of the Guarantor and its subsidiaries; and, to the best of such counsel's knowledge and other than as set forth or contemplated in the Prospectus, no such proceeding is threatened or contemplated by governmental authorities or threatened by others;

                  (iv) This Agreement has been duly authorized, executed and delivered by the Issuer and the Guarantor;

                   (v) The Securities have been duly authorized, and when the terms of any Securities of any such series have been established in accordance with the Indenture and such Securities have been executed, authenticated, issued and delivered against payment therefor in accordance with the Indenture and this Agreement, such Securities will constitute valid and legally binding obligations of the Issuer and the Guarantor, enforceable against the Issuer and the Guarantor in accordance with their terms, subject, as to enforcement, to
(a) bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights, (b) general equity principles, (c) requirements that a claim with respect to any Securities denominated in other than United States dollars (or a judgment denominated in other than United States dollars in respect of such a claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law, and (d) governmental authority to limit, delay or prohibit the making of payments outside the United States or in a foreign currency, composite currency or currency unit; except that such counsel may decline to express an opinion on the validity and legally binding nature of the obligations of the Issuer and Guarantor with respect to any Securities that may be indexed or linked to any foreign currency, composite currency, currency unit, commodity price, financial or non-financial index or other factors; the Securities and the Indenture conform in all material respects to the descriptions thereof in the Prospectus; the forms and the terms of such Securities endorsed thereon have been established by or pursuant

                                       7.

to Board Resolutions in each case of the Issuer or the Guarantor, as appropriate, in conformity with the provisions of the Indenture;

                  (vi) The Indenture has been duly authorized, executed and delivered by the Issuer and the Guarantor and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes a valid and legally binding instrument of the Issuer and the Guarantor, enforceable against the Issuer and the Guarantor in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;

                 (vii) The execution, delivery and performance of the Indenture and this Agreement, the issuance and sale of the Securities, compliance with the terms and provisions of the foregoing and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provision of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Issuer or the Guarantor is a party or by which the Issuer or the Guarantor is bound or to which any of the property or assets of the Issuer or the Guarantor is subject, nor will such action result in any violation of the provisions of the Guarantor's Certificate of Incorporation, as amended, or the Issuer's Restated Articles of Incorporation, as amended, or the bylaws of the Issuer or the Guarantor or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Issuer or the Guarantor or any of their respective properties, except that such counsel may state that the opinion set forth in the preceding clause is limited to those statutes, orders, rules or regulations currently in effect which, in such counsel's experience, are normally applicable to transactions of the type contemplated by this Agreement and that such counsel expresses no opinion as to the securities or Blue Sky laws of the various jurisdictions in which the Securities are to be offered; the Issuer and the Guarantor each has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement;

                (viii) No consent, approval, authorization, order, registration or qualification of or filing with any United States court or governmental agency or body having jurisdiction over the Issuer, the Guarantor, any of their respective subsidiaries or any of their respective properties is required for the issue and sale of the Securities by the Issuer and the Guarantor or the consummation by the Issuer or the Guarantor of the other transactions contemplated by this Agreement or the Indenture, except such as have been obtained and made under the Act and the Trust Indenture Act and such consents, approvals, authorizations registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the issuance and distribution of the Securities under this Agreement;

                  (ix) The documents incorporated by reference in the Prospectus (other than the financial statements, the related schedules and financial exhibits and other financial and statistical information included therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act, the Rules and Regulations, the Exchange Act and the rules and regulations thereunder, as applicable; and such counsel has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, in the case of a registration statement which became effective under the Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

                   (x) Each Registration Statement has become effective under the Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of any Registration

                                       8.

Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act; each Registration Statement, as of its effective date, each Registration Statement and the Prospectus, as of the Closing Date, and any amendment or supplement thereto, as of its date (other than the financial statements, related schedules and financial exhibits and other financial and statistical information included therein, as to which such counsel need express no opinion), complied as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the Rules and Regulations; such counsel has no reason to believe that any such registration statement, as of its effective date, any Registration Statement or the Prospectus, as of the Closing Date, or any such amendment or supplement, as of its date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the descriptions in each Registration Statement and the Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; provided, such counsel need express no opinion with respect to any statement contained in or omitted from any Registration Statement or the Prospectus in reliance upon or in conformity with written information furnished to the Issuer or the Guarantor by any Agent, expressly for use in any Registration Statement or Prospectus; and

                  (xi) Such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to any Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in any Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required; and

                 (xii) Confirming the accuracy of the statements set forth in the Prospectus, as amended or supplemented, under the caption "United States Tax Considerations" as of such Closing Date.

               (e) At the Closing Date, the Agents shall have received a certificate, dated the Closing Date, of the Chief Financial Officer, the Treasurer or any Assistant Treasurer and the Secretary or any Assistant Secretary of the Issuer and the Guarantor, respectively, in which such officers, to the best of their knowledge after reasonable investigation, shall state that
(i) the representations and warranties of the Issuer and the Guarantor in this Agreement are true and correct, (ii) the Issuer and the Guarantor each has complied with all agreements and satisfied all conditions on its respective part to be performed or satisfied hereunder at or prior to the Closing Date, (iii) no stop order suspending the effectiveness of any Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission, (iv) subsequent to the date of the most recent financial statements incorporated by reference in the Prospectus there has been no material adverse change in the financial position or results of operations of the Issuer, the Guarantor and their respective subsidiaries, except as set forth in or contemplated by the Prospectus or as described in such certificate; and (v) the documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act, the Rules and Regulations, the Exchange Act and the rules and regulations thereunder, as applicable; and such officers have no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, in the case of a registration statement which became effective under the Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading.

               (f) At the Closing Date, the Agents shall have received letters, dated the Closing Date, of Coopers & Lybrand or any successor, stating in effect that:

                                       9.

                   (i) They are independent certified public accountants with respect to the Issuer and the Guarantor within the meaning of the Act and the applicable published Rules and Regulations thereunder;

                  (ii) In their opinion, the consolidated financial statements and any supplementary financial information and schedules audited by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act, the related Rules and Regulations thereunder, the Exchange Act and the related rules and regulations thereunder, as applicable;

                 (iii) In their opinion, the unaudited selected financial information with respect to the consolidated results of operations and financial position of the Guarantor for the five most recent fiscal years included or incorporated by reference in the Prospectus or in Item 6 of the Guarantor's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for the five such fiscal years which were included or incorporated by reference in the Guarantor's Annual Reports on Form 10-K for such fiscal years;

                  (iv) If applicable, in their opinion, the unaudited selected financial information with respect to the consolidated results of operations and financial position of the Issuer for the five most recent fiscal years included or incorporated by reference in the Prospectus or in Item 6 of the Issuer's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for the five such fiscal years which were included or incorporated by reference in the Issuer's Annual Reports on Form 10-K for such fiscal years;

                   (v) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim consolidated financial statements of the Issuer and the Guarantor as consolidated with their respective subsidiaries, inspection of the minute books of the Issuer, the Guarantor and their respective significant subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Issuer, the Guarantor and their respective significant subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                         (A)  the unaudited condensed consolidated earnings
statement, consolidated balance sheet and consolidated cash flows statement included or incorporated by reference in the Guarantor's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or that any material modification should be made to them in order for them to be in conformity with generally accepted accounting principles;

                         (B)  if applicable, the unaudited condensed
consolidated earnings statement, consolidated balance sheet and consolidated cash flows statement included or incorporated by reference in the Issuer's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or that any material modification should be made to them in order for them to be in conformity with generally accepted accounting principles;

                         (C)  any unaudited pro forma condensed consolidated
financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material

                                       10.

respects with the applicable accounting requirements of the Act and the published Rules and Regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements, except as disclosed and with which they concur;

                         (D)  as of a specified date not more than five days
prior to the Closing Date, there have been any changes in the outstanding capital stock (other than, in the case of the Guarantor, issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares, and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus, and upon grants or cancellations of restricted stock and issuances of capital stock pursuant to the Profit Sharing Plan, Dividend Reinvestment and Stock Purchase Plan) or any increase in the consolidated long-term debt of the Issuer and the Guarantor and their respective subsidiaries (other than normal fluctuations in the outstanding amount of commercial paper classified as long-term in accordance with generally accepted accounting principles), or any increase in short-term notes payable in excess of 100%, or any decreases in consolidated net current assets or net assets or other items specified by the Agents, or any increases in any items specified by the Agents, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                         (E)  for the period from the date of the latest
financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (D) there were any decreases in consolidated total revenues, net earnings or, in the case of the Guarantor, net earnings or net earnings per share or, if for a fiscal quarter, the ratio of earnings to fixed charges or other items specified by the Agents, or any increases in any items specified by the Agents, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Agents, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (vi) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph (v) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Agents which are derived from the general accounting records of the Issuer, the Guarantor and their respective subsidiaries, which appear in the Prospectus (including specified documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Agents, and have compared certain of such amounts, percentages and financial information with the accounting records of, or if approved by the Agents, schedules prepared by, the Issuer, the Guarantor and their respective subsidiaries and have found them to be in agreement.

          All financial statements, schedules, financial exhibits and other financial information included in material incorporated by reference into the Prospectus shall be deemed included in the Prospectus for purposes of this subsection.

               (g) The Agents shall have received from Brobeck, Phleger & Harrison, counsel for the Agents, such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Issuer and Guarantor, the validity of the Securities, the applicable Registration Statement, the Prospectus and other related matters as they may require, and the Issuer and the Guarantor shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

The Issuer and the Guarantor will furnish the Agents with such conformed copies of such opinions, certificates, letters and documents as they reasonably request.

                                       11.

          6. ADDITIONAL COVENANTS OF THE ISSUER AND THE GUARANTOR. The Issuer and the Guarantor agree, jointly and severally, that:

               (a) Each acceptance by the Issuer of an offer for the purchase of Securities shall be deemed to be an affirmation that its and the Guarantor's respective representations and warranties contained in this Agreement are true and correct at the time of such acceptance and a covenant that such representations and warranties will be true and correct at the settlement date for the sale of the Securities relating to such acceptance, as though made at and as of each such time, it being understood that such representations and warranties shall relate to the applicable Registration Statement and the Prospectus, as amended or supplemented, at each such time. Each such acceptance by the Issuer of an offer for the purchase of Securities shall be deemed to constitute an additional representation, warranty and agreement by the Issuer and the Guarantor that, as of the settlement date for the sale of such Securities, after giving effect to the issuance of such Securities, any other Securities to be issued on or prior to such settlement date and any other Registered Securities to be issued and sold by the Issuer and/or the Guarantor on or prior to such settlement date, the aggregate amount of Registered Securities (including any Securities) which have been issued and sold by the Issuer and the Guarantor will not exceed the amount of Registered Securities registered pursuant to the applicable Registration Statement.

               (b) Each time that each Registration Statement or the Prospectus shall be amended or supplemented, the Issuer and the Guarantor shall, concurrently with such amendment or supplement, furnish the Agents with a certificate, dated the date of delivery thereof, of the Chief Financial Officer, the Treasurer or any Assistant Treasurer and the Secretary or any Assistant Secretary of the Issuer and the Guarantor, respectively, in form satisfactory to the Agents, to the effect that the statements contained in the certificate covering the matters set forth in Section 5(e) hereof which was last furnished to the Agents are true and correct at the time of such amendment or supplement, as though made at and as of such time (except that such statements shall be deemed to relate to the applicable Registration Statement and the Prospectus, as amended or supplemented at such time, and except that the statements contained in the certificate covering the matters set forth in clause (ii) of Section 5(e) shall be deemed to relate to the time of delivery of such certificate) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 5(e), modified as necessary to relate to the applicable Registration Statement and the Prospectus, as amended or supplemented at the time of delivery of such certificate, and, in the case of the matters set forth in clause (ii) of Section 5(e), to the time of delivery of such certificate; PROVIDED, HOWEVER, that such requirement shall only apply to amendments or supplements by Quarterly Reports on Form 10-Q or Annual Reports on Form 10-K, unless specifically requested in writing by any of the Agents. If the Issuer is not accepting offers to purchase the Securities at the time of a Representation Date and does not anticipate accepting offers to purchase the Securities prior to the filing of either the Issuer's or the Guarantor's next succeeding Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be, then no such certificate covering such periods shall be required until the Issuer determines to solicit offers to purchase the Securities. Once the Issuer has made such determination, such a certificate must be delivered prior to the settlement of the first purchase of any Securities after such withdrawal from the market.

               (c) The Issuer shall, as soon as practicable after each Representation Date referred to in Section 6(b), furnish the Agents with a written opinion or opinions, dated as of the date of such Representation Date, of counsel for the Issuer and the Guarantor, in form satisfactory to the Agents, to the effect set forth in Section 5(d) hereof, but modified, as necessary, to relate to the applicable Registration Statement and the Prospectus, as amended or supplemented at such Representation Date; PROVIDED, HOWEVER, that in lieu of such opinion or opinions, counsel may furnish the Agents with a letter or letters to the effect that the Agents may rely on a prior opinion delivered under Section 5(d) or this Section 6(c) to the same extent as if it were dated as of the date of such letter (except that statements in such prior opinion shall be deemed to relate to the applicable Registration Statement and the Prospectus, as amended or supplemented at such Representation Date); PROVIDED further, that such opinion or opinions shall only be required for amendments or supplements by Quarterly Reports on Form 10-Q or Annual Reports on Form 10-K, unless specifically

                                       12.

requested in writing by any of the Agents. If the Issuer is not accepting offers to purchase the Securities at the time of a Representation Date and does not anticipate accepting offers to purchase the Securities prior to the filing of either the Issuer's or the Guarantor's next succeeding Quarterly Report on Form 10-Q or the Annual Report on Form 10-K, as the case may be, then no opinions or letters covering such periods shall be required until the Issuer determines to solicit offers to purchase the Securities. Once the Issuer has made such determination, an opinion or letter must be delivered prior to the settlement of the first purchase of any Securities after such withdrawal from the market.

               (d) The Issuer shall cause Coopers & Lybrand or its successor, as soon as practicable, after each Representation Date referred to in Section 6(b) on which each Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information, to furnish the Agents with a letter or letters, addressed to the Issuer and the Agents and to the Guarantor and the Agents and, in each case, dated as of such Representation Date, in form and substance satisfactory to the Agents, to the effect set forth in Section 5(f) hereof but modified to relate to the applicable Registration Statement and the Prospectus, as amended or supplemented, at such Representation Date, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Issuer and the Guarantor; PROVIDED, HOWEVER, that, except as otherwise requested by the Agents, such letters shall be required only for amendments or supplements by Quarterly Reports on Form 10-Q or Annual Reports on Form 10-K, unless specifically requested in writing by any of the Agents; PROVIDED, FURTHER, that if the applicable Registration Statement or the Prospectus is amended or supplemented solely to include financial information as of and for a fiscal quarter, Coopers & Lybrand or its successor may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement unless there is contained therein any other accounting, financial or statistical information that, in the reasonable judgment of the Agents, should be covered by such letter, in which event such letter shall also cover such other information and procedures as shall be agreed upon by the Agents. If the Issuer is not accepting offers to purchase the Securities at the time of a Representation Date and does not anticipate accepting offers to purchase the Securities prior to the filing of either the Issuer's or the Guarantor's next succeeding Quarterly Report on Form 10-Q or the next Annual Report on Form 10-K, as the case may be, then no comfort letters covering such periods shall be required until the Issuer determines to solicit offers to purchase the Securities. Once the Issuer has made such determination, a comfort letter or letters shall be required prior to the settlement of the first purchase of any Securities after such withdrawal from the market and shall cover the periods from the later of the date of the balance sheet covered by the last available comfort letter or the most recently reported audited financial information in the Annual Report on Form 10-K up to the date not more than five days prior to the date of such letter.

               (e) On each settlement date for the sale of Securities, the Issuer and the Guarantor shall, if in the reasonable judgment of the counsel for the Agents a written opinion of counsel for the Issuer and the Guarantor is necessary or advisable in connection with such settlement, furnish the Agent selling or purchasing such Securities with a written opinion of counsel, dated as of the date of delivery thereof, in form satisfactory to such Agent, to the effect set forth in clauses (i), (v) and (vi) of Section 5(d) hereof, but modified, as necessary, to relate to the Prospectus, as amended or supplemented at such settlement date, and except that such opinion shall state that the Securities being sold by the Issuer and the Guarantor on such settlement date, when delivered against payment therefor as provided in the Indenture and this Agreement (and assuming the due authentication, issuance and delivery of the Indenture by the Trustee), will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Issuer and the Guarantor, enforceable against the Issuer and the Guarantor in accordance with their terms, subject only to the exceptions as to enforcement set forth in clause (v) of Section 5(d) hereof, and will conform to the description thereof contained in the Prospectus, as amended or supplemented at such settlement date.

               (f) The Issuer and Guarantor, jointly and severally, agree that any obligation of a person who has agreed to purchase Securities to make payment for and take delivery of such Securities shall be subject to (i) the accuracy, on the related settlement date fixed pursuant to the Procedures, of the Issuer's

                                       13.

and the Guarantor's representation and warranty deemed to be made to the Agents pursuant to the last sentence of subsection (a) of this Section 6, and (ii) the satisfaction, on such settlement date, of each of the following conditions:

                   (i) No stop order suspending the effectiveness of any Registration Statement or of any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Issuer, the Guarantor or any Agent, shall be contemplated by the Commission;

                  (ii) None of the Registration Statements nor the Prospectus, as amended or supplemented as of any Representation Date or such settlement date, as the case may be, shall contain an untrue statement of material fact or shall omit to state a material fact which is required to be stated therein or is necessary to make the statements therein not misleading; and

                 (iii) There shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Issuer, the Guarantor or any of their respective subsidiaries which materially impairs the investment quality of the Securities;
(ii) any downgrading in the rating of the Issuer's or the Guarantor's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Issuer or the Guarantor on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with the sale and delivery of the Securities on the terms and in the manner contemplated in the Prospectus, as amended and supplemented.

          7.   INDEMNIFICATION AND CONTRIBUTION.
               (a) The Issuer and the Guarantor, jointly and severally, will indemnify and hold harmless each Agent against any losses, claims, damages or liabilities, joint or several, to which such Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Agent for any legal or other expenses reasonably incurred by such Agent in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that the Issuer and the Guarantor will not be liable to such Agent in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents in reliance upon and in conformity with written information furnished to the Issuer and the Guarantor by such Agent specifically for use therein.

               (b) Each Agent will indemnify and hold harmless the Issuer and the Guarantor against any losses, claims, damages or liabilities to which the Issuer or the Guarantor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in either Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or the alleged

                                       14.

omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer or the Guarantor by such Agent specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Issuer or the Guarantor in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred PROVIDED, HOWEVER, that such Agent will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of the offer or sale of Securities occurring after such Agent has notified the Issuer orally (confirmed in writing) that such information should no longer be used therein and such Agent does not thereafter deliver a Prospectus containing such information.

               (c)  Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party and who shall not be counsel to any other indemnified party who may have interests conflicting with those of such indemnified party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

               (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer and the Guarantor on the one hand and any Agent on the other from the offering pursuant to this Agreement of the Securities which are the subject of the action or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer and the Guarantor on the one hand and any Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Issuer and the Guarantor on the one hand and any Agent on the other shall be deemed to be in the same proportions as the total net proceeds from the offering pursuant to this Agreement of the Securities which are the subject of the action (before deducting expenses) received by the Issuer and the Guarantor bear to the total commissions received by such Agent from the offering of such Securities pursuant to this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer, the Guarantor or such Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Securities which are the subject of the action and which were distributed to the public through it pursuant to this Agreement or upon resale of Securities purchased by it from the Issuer or the Guarantor exceeds the amount of any damages which

                                       15.

such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each Agent in this subsection
(d) to contribute are several, in the same proportion which the amount of the Securities which are the subject of the action and which were distributed to the public through such Agent pursuant to this Agreement bears to the total amount of such Securities distributed to the public through all of the Agents pursuant to this Agreement, and not joint.

               (e)  The obligations of the Issuer and the Guarantor under this
Section 7 shall be in addition to any liability which the Issuer or the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls each Agent within the meaning of the Act; and the obligations of each Agent under this Section 7 shall be in addition to any liability which each Agent may otherwise have and shall extend, upon the same terms and conditions, to each director of the Issuer and the Guarantor, to each officer of the Issuer and the Guarantor who has signed any Registration Statement and to each person, if any, who controls the Issuer or the Guarantor within the meaning of the Act.

          8. STATUS OF EACH AGENT. In soliciting offers to purchase the Securities from the Issuer pursuant to this Agreement and in assuming its other obligations hereunder (other than offers to purchase pursuant to Section 11), each Agent is acting individually and not jointly and is acting solely as agent for the Issuer and the Guarantor and not as principal. Each Agent will make reasonable efforts to assist the Issuer and the Guarantor in obtaining performance by each purchaser whose offer to purchase Securities from the Issuer has been solicited by such Agent and accepted by the Issuer, but such Agent shall have no liability to the Issuer or the Guarantor in the event any such purchase is not consummated. If the Issuer or the Guarantor shall default on any of their respective obligations to deliver Securities to a purchaser whose offer it has accepted, the Issuer and the Guarantor (i) shall hold the Agents harmless against any loss, claim or damage arising from or as a result of such default by the Issuer or the Guarantor, and (ii) in particular, shall pay to the Agents any commission to which they would be entitled in connection with such sale.

          9. SURVIVAL OF CERTAIN REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties and other statements of the Issuer and the Guarantor or their respective officers and of the Agents set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Agent, the Issuer, the Guarantor or any of their respective representatives, officers or directors or any controlling person and will survive delivery of any payment for the Securities. If this Agreement is terminated pursuant to Section 10 or for any other reason, the Issuer and the Guarantor shall remain jointly and severally responsible for the expenses to be paid or reimbursed by them pursuant to Section 4(h) and the obligations of the Issuer and the Guarantor under Sections 4(d) and 4(g) and the respective obligations of the Issuer, the Guarantor and the Agents pursuant to
Section 7 shall remain in effect. In addition, if any such termination shall occur either (i) at a time when any Agent shall own any of the Securities with the intention of reselling them or (ii) after the Issuer and the Guarantor have accepted an offer to purchase Securities and prior to the related settlement, the obligations of the Issuer and the Guarantor under the last sentence of
Section 4(b), under Sections 4(a), 4(c), 4(e), 4(f), 6(a), 6(e) and 6(f) and, in addition, in the case of a termination occurring as described in (ii) above, under Section 3(c) and under the last sentence of Section 8, shall also remain in effect.

          10. TERMINATION. This Agreement may be terminated for any reason at any time by the Issuer and the Guarantor as to any Agent or by any Agent, insofar as this Agreement relates to such Agent, upon the giving of one day's written notice of such termination to the other parties hereto. Any settlement with respect to Securities placed by an Agent occurring after termination of this Agreement shall be made in accordance with the Procedures and each Agent agrees, if requested by the Issuer and the Guarantor, to take the steps therein provided to be taken by such Agent in connection with such settlement.

                                       16.

          11. PURCHASES AS PRINCIPAL. From time to time any Agent may agree with the Issuer and the Guarantor to purchase Securities from the Issuer as principal, in which case such purchase shall be made in accordance with the terms of a separate agreement (a "Purchase Agreement") to be entered into among such Agent, the Issuer and the Guarantor in the form attached hereto as Exhibit C, or pursuant to such other agreement as the Agent, the Issuer and the Guarantor shall agree. A Purchase Agreement, to the extent set forth therein, may incorporate by reference specified provisions of this Agreement.

          12. SALES OF SECURITIES DENOMINATED IN A CURRENCY OTHER THAN U.S. DOLLARS. If at any time the Issuer and any of the Agents shall determine to issue and sell Securities denominated in a currency other than U.S. dollars, which other currency may include a composite currency, the Issuer, the Guarantor and any such Agent shall execute and deliver to one another a Foreign Currency Amendment in the form attached hereto as EXHIBIT "D". The Foreign Currency Amendment shall establish, as appropriate, additions to and modifications of the terms of this Agreement, which additions and modifications shall apply to the sales, whether offered on an agency or principal basis, of Securities denominated in the currency covered thereby.

          13. NOTICES. Except as otherwise provided herein, all notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to CS First Boston Corporation shall be directed to it at Park Avenue Plaza, New York, New York 10055, Attention: Irma Serrano; notices to Salomon Brothers Inc shall be directed to it at Seven World Trade Center, 31st Floor, New York, New York 10048, Attention: Medium Term Note Department; notices to UBS Securities Inc. shall be directed to it at 299 Park Avenue, New York, New York 10171, Attention: Richard Messina; and notices to the Issuer and the Guarantor shall be directed to them at 1201 West Fifth Street, Los Angeles, California 90017, Attention: Treasurer; or in the case of any party hereto, to such other address or person as such party shall specify to each other party by a notice given in accordance with the provisions of this
Section 13.  Any such notice shall take effect at the time of receipt.

          14. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto, their respective successors, the officers and directors and controlling persons referred to in Section 7 and, to the extent provided in Section 6(f), any person who has agreed to purchase Securities from the Issuer, and no other person will have any right or obligation hereunder.

          15. GOVERNING LAW; COUNTERPARTS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. This Agreement may be executed in counterparts and the executed counterparts shall together constitute a single instrument.

                                       17.

               If the foregoing correctly sets forth our agreement, please indicate your acceptance hereof in the space provided for that purpose below.

                              Very truly yours,

                              UNION OIL COMPANY OF CALIFORNIA


                              By:
                                 -----------------------------------------------
                                   Name:
                                   Title:


                              UNOCAL CORPORATION


                              By:
                                 -----------------------------------------------
                                   Name:
                                   Title:
CONFIRMED AND ACCEPTED,
as of the date first above written:


CS FIRST BOSTON CORPORATION


By:
   ---------------------------
     Name:
     Title:


SALOMON BROTHERS INC


By:
   ---------------------------
     Name:
     Title:


UBS SECURITIES INC.


By:
   ---------------------------
     Name:
     Title:

                                       18.

                                    EXHIBIT A

          The Issuer and the Guarantor agree to pay jointly an Agent a commission equal to the following percentage of the principal amount of Securities sold to purchasers solicited by such Agent:




                                                  Commission Rate
                                            (as a percentage of PRINCIPAL
          Term(a)                                    amount)(b)
          ----                                       ------
     9 months to less than 12 months                   .125%

     12 months to less than 18 months                  .150

     18 months to less than 24 months                  .200

     24 months to less than 30 months                  .250

     30 months to less than 3 years                    .300

     3 years to less than 4 years                      .350

     4 years to less than 5 years                      .450

     5 years to less than 7 years                      .500

     7 years to less than 10 years                     .550

     10 years to less than 20 years                    .600

     20 years to less than 30 years                    .750

     30 years to less than 40 years                    .875

     40 years or more                         To be negotiated at the time
                                                         of sale

- ----------------------
     (a) With respect to any Security that is subject to redemption, repayment or purchase by the Issuer at the option of the holder therof, the Term of such Security shall be deemed to end on the earliest redemption, repayment or purchase date specified in such Security.

     (b) With respect to any Security that is a "Original Issue Discount Note", as defined in the Prospectus Supplement, the commission payable with respect to the sale of such Security shall be based on the purchase price of such Security.


                                    EXHIBIT B

                            ADMINISTRATIVE PROCEDURES

          The Medium-Term Notes, Series C, due nine months or more from their date of issue (the "Notes") are to be offered on a continuing basis by Union Oil Company of California (the "Issuer") and guaranteed as to payment of principal, interest, and premium, if any, by Unocal Corporation, a Delaware corporation (the "Guarantor"). CS First Boston Corporation, Salomon Brothers Inc and UBS Securities Inc., as agents (individually, an "Agent" and collectively, the "Agents"), have each agreed to use reasonable efforts to solicit offers to purchase the Notes. None of the Agents will be obligated to purchase Notes for its own account. The Notes are being sold pursuant to an Agency Agreement, dated _______ __, 1994 (the "Agency Agreement"), among the Issuer, the Guarantor and the Agents, and will be issued pursuant to an Indenture, dated as of _______, 1994(the "Indenture"), among the Issuer, the Guarantor and Chemical Trust Company of California, as trustee (the "Trustee"), which incorporates the Standard Multiple-Series Indenture Provisions, January 1991, of the Issuer and the Guarantor dated as of January 2, 1991. The Notes will rank equally with all other unsecured and unsubordinated indebtedness of the Issuer and the Guarantor and will have been registered with the Securities and Exchange Commission (the "Commission").

          The Notes will be represented by either book-entry notes delivered to The Depository Trust Company ("DTC") or its nominee and recorded in the book-entry system maintained by DTC ("Book-Entry Notes") or a certificate delivered to the Holder thereof or a Person designated by such Holder ("Certificated Notes"). Beneficial owners of Book-Entry Notes will not be entitled to receive a certificate representing such Notes.

          Administrative and record-keeping responsibilities will be handled for the Issuer and the Guarantor by its Treasury Department. The Issuer and the Guarantor will advise the Agents in writing of those persons handling administrative responsibilities with whom the Agents are to communicate regarding offers to purchase Notes and the details of their delivery. Administrative procedures and certain terms of the offering are explained below:
Part I indicating specific procedures for Certificated Notes; Part II indicating specific procedures for Book-Entry Notes; and Part III indicating procedures applicable to all Notes. To the extent that the procedures set forth below conflict with the provisions of the Notes or the Indenture, the terms of the Notes or the Indenture shall control. Unless otherwise defined herein, terms defined in the Indenture (or any applicable Board Resolution referred to therein related to the Notes) shall be used herein as therein defined.

PART I: ADMINISTRATIVE PROCEDURES FOR CERTIFICATED NOTES

PRICE TO PUBLIC

          Unless a discount or premium is agreed to and set forth in a Pricing Supplement, each Certificated Note will be issued at 100% of principal amount.

REGISTRATION

          Certificated Notes will be issued only in fully registered form.

DENOMINATIONS

          The denominations of the Certificated Notes will be $1,000 and integral multiples of $1,000 in excess thereof.

ISSUE DATE

          Each Certificated Note will be dated the date of its authentication. Each Certificated Note will also bear an original issue date (the "Issue Date") which, with respect to any such Note (or portion thereof), shall mean the date of its original issuance and shall be specified therein. The Issue Date shall remain the same for all Notes subsequently issued upon transfer, exchange or substitution of a Certificated Note, regardless of their dates of authentication.

INTEREST PAYMENT

     Each Certificated Note will bear interest from and including its Issue Date, or in the case of Certificated Notes issued upon transfer or exchange, from the most recent Interest Payment Date (as defined at "Calculation of and Payment Dates for Interest" in Part III below) to which interest has been paid to or provided for, but excluding the maturity date of such Note; PROVIDED, HOWEVER, that a Floating Rate Certificated Note (as defined in "Calculation of and Payment Dates for Interest" in Part III below) which has a rate of interest that is reset daily or weekly will bear interest from and including its Issue Date or the day following the most recent Regular Record Date (as defined at "Calculation of and Payment Dates for Interest" in Part III below) to which interest on such Note has been paid or provided for. Interest will be payable to the person in whose name the Certificated Note is registered at the close of business on the Regular Record Date next preceding the Interest Payment Date (as defined below); PROVIDED, HOWEVER, that interest payable at any Redemption Date or at the Stated Maturity will be payable to the person to whom principal shall be payable.

          For interest payments on Certificated Notes of $10,000,000 or more in principal amount, the purchaser may elect at any time to have payment made in immediately available funds. Interest payments on Certificated Notes of less than $10,000,000 in principal amount will be made in immediately available funds only if agreed to on a case-by-case basis by the Issuer and otherwise will be made by check mailed on the Interest Payment Date to the person entitled thereto as provided above (except that interest payments made at any Redemption Date or at the Stated Maturity will be made as described below under "Maturity"). Interest payments will not be made in immediately available funds unless written instructions have been presented to the Trustee (or any duly appointed Paying Agent) at least 15 days before the Regular Record Date. The Issuer or the Guarantor will provide the Trustee (or any such Paying Agent) with funds available for immediate use for such purpose.

          On the fifth Business Day (as defined at "Business Day" in Part III below) immediately preceding each Interest Payment Date, the Trustee will furnish the Issuer and the Guarantor with the total amount of the interest payments to be made on such Interest Payment Date. The Trustee will provide monthly to the Issuer's and the Guarantor's Treasury Department a list of the principal and interest to be paid on Certificated Notes maturing in the next succeeding month. The Trustee will assume responsibility for withholding taxes on interest paid as required by law.

CONFIRMATION

          For each accepted offer, the Presenting Agent (as defined under "Details for Settlement" in this Part I) will promptly issue a confirmation to the purchaser, with a separate confirmation promptly dispatched to the Issuer's Treasury Department, setting forth the Purchase Information (as defined under "Details for Settlement" in this Part I) and delivery and payment instructions; PROVIDED, HOWEVER, no confirmation shall be delivered to the purchaser prior to the delivery of the Prospectus referred to in Part III below.

DETERMINATION OF SETTLEMENT DATE

          The receipt of immediately available funds by the Issuer in payment for a Certificated Note and the authentication and issuance of such Note shall, with respect to such Note, constitute "settlement." All offers accepted by the Issuer will be settled on the fifth Business Day next succeeding the date of acceptance unless otherwise agreed by any purchaser, the Trustee and the Issuer. The settlement date shall be specified upon receipt of an offer. Prior to 11:00 a.m., New York City time, on the settlement date, the Issuer will instruct the Trustee to authenticate and deliver the Certificated Notes no later than 2:15 p.m., New York City time, on that day.

DETAILS FOR SETTLEMENT

          For each offer accepted by the Issuer, the Agent who presented such offer (the "Presenting Agent") shall communicate to the Issuer's Treasury Department by telephone, facsimile transmission or other acceptable means the following information (the "Purchase Information"):

          1. Exact name in which the Certificated Note or Notes are to be registered ("registered owner").

          2. Exact address of registered owner and, if different, the address for delivery, notices and payment of principal and interest.

          3.   Taxpayer identification number of registered owner.

          4. Principal amount of each Certificated Note in authorized denominations to be delivered to registered owner.

          5. The issue price, interest rate, with respect to the Fixed Rate Certificated Notes (as defined at "Calculation of and Payment Dates for Interest" in Part III below) and with respect to Floating Rate Certificated Notes, the Initial Interest Rate, the interest rate basis, the Spread or Spread Multiplier, the maximum or minimum interest rates, if any, the Index Maturity, the Interest Reset Date, Calculation Date, Interest Determination Date, and the Interest Payment Date (as such terms are defined in the Prospectus Supplement relating to the Notes, dated ______ __, 1994, attached hereto and hereinafter referred to as the "Prospectus Supplement") of each Certificated Note.

          6.   Stated Maturity of each Certificated Note.

          7.   Issue Date of each Certificated Note.

          8.   Earliest Redemption Date of each Certificated Note, if any.

          9.   Settlement date for each Certificated Note.

          10. Presenting Agent's commission (to be paid in the form of a discount from the proceeds remitted to the Issuer upon settlement).

          11. If a Note is an Original Issue Discount Security ("Original Issue Discount Note"), the yield to Maturity and the initial accrual period of original issue discount.

          The Issue Date of, and the settlement date for, any Certificated Note will be the same. Before accepting any offer to purchase any Certificated Notes to be settled in less than three days, the Issuer shall verify that the Trustee will have adequate time to prepare and authenticate such certified Notes.

          After receiving the details for each offer from the Presenting Agent, the Issuer will, after recording the details and any necessary calculations, communicate the Purchase Information by facsimile transmission or other acceptable means, to the Trustee. Prior to preparing the Certificated Notes for delivery, the Trustee will confirm the Purchase Information by telephone with the Presenting Agent. The Trustee will assign to and enter on each Certificated Note a transaction number.

SETTLEMENT:  NOTE DELIVERIES AND CASH PAYMENT

          Upon the receipt of appropriate documentation and instructions from the Issuer and verification thereof, the Trustee will cause the Certificated Notes to be prepared, authenticated and delivered as provided below:

          The Trustee will deliver the Certificated Notes to the Presenting Agent in accordance with facsimile instructions from the Issuer. On the same date as delivery of the Certificated Notes, the Presenting Agent will make payment in immediately available funds to the Issuer's depository account with the Trustee in an amount equal to the face amount of the Certificated Notes (or in the case of Original Issue Discount Certificated Notes, the Issue Price (as defined at "Original Issue Discount Notes and Zero Coupon Notes" in Part III below)) less the Presenting Agent's commission.

          The Presenting Agent, as the Issuer's and the Guarantor's agent, will deliver the Certificated Notes to the purchaser thereof against payment by such purchaser in immediately available funds. Delivery of any Certificated Note will be made in compliance with "Delivery of Prospectus" in Part III below.

FAILURES

          In the event that a purchaser shall fail to accept delivery of and make payment for a Certificated Note on the settlement date, the Presenting Agent will notify the Trustee and the Issuer, by telephone, confirmed in writing. If the Certificated Note has been delivered to the Presenting Agent, as the Issuer's and the Guarantor's agent, the Presenting Agent shall return such Certificated Note to the Trustee for cancellation. If funds have been advanced by the Presenting Agent for the purchase of such Certificated Note, the Issuer shall return the amount so advanced by the Presenting Agent in immediately available funds. Such payments will be made by the Issuer on the settlement date, if possible, and in any event not later than the Business Day following the settlement date. If such failure shall have occurred for any reason other than the failure of the Presenting Agent to provide the Purchase Information to the Issuer or to provide a confirmation to the purchaser, the Issuer will reimburse the Presenting Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Issuer.

          Immediately upon receipt of the Certificated Note in respect of which the failure occurred, the Trustee will (or, if there is a Security Registrar, will cause the Security Registrar to) make appropriate entries to reflect the fact that the Certificated Note was never issued and will cancel the Certificated Note.

MATURITY

          Upon presentation of each Certificated Note at any Redemption Date or at the Stated Maturity, the Trustee (or any duly appointed Paying Agent) will pay the principal amount thereof (and premium, if any), together with accrued
interest due to such date.   Such payment shall be made in immediately available
funds, provided that the Certificated Note is presented to the Trustee (or any such Paying Agent) in time for the

Trustee (or such Paying Agent) to make payments in such funds in accordance with its normal procedures. The Issuer will provide the Trustee (and any such Paying Agent) with funds available for immediate use for such purpose. Certificated Notes presented at any Redemption Date or at the Stated Maturity will be cancelled by the Trustee as provided in the Indenture.


PART II:  ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES

          In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its obligations under a Letter of Representations (the "Letter") from the Issuer and the Trustee to DTC dated as of the date hereof, and a Medium-Term Note Certificate Agreement between Chemical Bank, as agent for the Trustee, and DTC dated as of December 2, 1988, and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SFDS").

ISSUANCE

          All Book-Entry Notes having the same Issue Date, interest rate and Stated Maturity will be represented initially by a single depository note (the "Global Note") in fully registered form without coupons. Each Global Note will be dated and issued as of the date of its authentication by the Trustee. Each Global Note will bear an "Original Issue Date," which will be (i) with respect to an original Global Note (or any portion thereof), its Issue Date, and (ii) following a consolidation of Global Notes, the most recent Interest Payment Date to which interest has been paid or duly provided for on the predecessor Global Notes, regardless of the date of authentication of such subsequently issued Global Note. No Global Note will represent any Certificated Note.

IDENTIFICATION NUMBERS

          The Issuer has arranged with the CUSIP Service Bureau of Standard & Poor's Corporation (the "CUSIP Service Bureau") for the reservation of a series of CUSIP numbers (including tranche numbers), such series consisting of approximately 870 CUSIP numbers and relating to Global Notes representing Book-Entry Notes. The Issuer has obtained from the CUSIP Service Bureau a written list of such reserved CUSIP numbers and has delivered it to the Trustee and DTC. The Trustee will assign CUSIP numbers serially to Global Notes as described below under Settlement Procedure "C" in "Details for Settlement" and "Settlement Procedures Timetable." DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Trustee has assigned to Global Notes. The Trustee will notify the Issuer at any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Global Notes; and the Issuer will reserve an additional 900 CUSIP numbers for assignment to Global Notes representing Book-Entry Notes. Upon obtaining such additional CUSIP numbers, the Issuer shall deliver a list of such additional CUSIP numbers to the Trustee and DTC.

REGISTRATION

          Each Global Note will be registered in the name of Cede & Co., as nominee for DTC, on the Security Register maintained under the Indenture. The beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Note, the "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such Note in the account of such Participants. The ownership interest of such beneficial owner in such Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

TRANSFERS

          Transfers of a Book-Entry Note will be accomplished by book entries made by DTC and, in turn, by Participants (and, in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Note.

EXCHANGES

          The Trustee may deliver to DTC and the CUSIP Service Bureau at any time a written notice of consolidation (a copy of which shall be attached to the Global Note resulting from such consolidation) specifying (i) the CUSIP numbers of two or more outstanding Global Notes that represent Book-Entry Notes having the same interest rate and Stated Maturity, and for which interest has been paid to the same date, (ii) a date, occurring at least thirty days after such written notice is delivered and at least thirty days before the next Interest Payment Date for such Notes, on which such Global Notes shall be exchanged for a single replacement Global Note and (iii) a new CUSIP number to be assigned to such replacement Global Note. Upon receipt of such a notice, DTC will send to its Participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Notes to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Notes for a single Global Note bearing the new CUSIP number and a new Original Issue Date and the CUSIP numbers of the exchanged Global Notes will, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned.

DENOMINATION

          The denominations of the Book-Entry Notes will be $1,000 or any larger denomination which is an integral multiple of $1,000. Global Notes will be denominated in principal amounts not in excess of $150,000,000.

INTEREST

          Each Book-Entry Note will bear interest from the most recent date to which interest has been paid or made available for payment on the Global Note representing such Book-Entry Note or, if no interest has been paid or made available for payment, from the Issue Date of the Global Note representing such Note, until the principal thereof is paid or made available for payment; PROVIDED, HOWEVER, that a Floating Rate Book-Entry Note which has a rate of interest that is reset daily or weekly will bear interest from and including its Issue Date or the day following the most recent Regular Record Date to which interest on such Note has been paid or provided for. Interest payable at the maturity of a Book-Entry Note will be payable to the Person to whom the principal of such Note is payable. Standard & Poor's Corporation will use the information received in the pending deposit message described below under Settlement Procedure "C" in "Details for Settlement" and "Settlement Procedures Timetable" to include the amount of any interest payable and certain other information regarding the related Global Note in the appropriate daily bond report published by Standard & Poor's Corporation.

PAYMENTS OF PRINCIPAL AND INTEREST

          (a) PAYMENTS OF INTEREST ONLY. Promptly after each Regular Record Date, the Trustee will deliver to the Issuer and DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Global Note on the following Interest Payment Date (other than an Interest Payment Date coinciding with Maturity) and the total of such amounts. The Issuer will confirm with the Trustee the amount payable on each Global Note on such Interest Payment Date. DTC will confirm the amount payable on each Global Note on such Interest Payment Date by reference to the daily bond reports published by Standard & Poor's Corporation. The Issuer will pay to the Trustee the total amount of interest due on such Interest Payment Date (other than at Maturity), the Trustee will pay such amount to DTC at the times and in the manner set forth at (c) below under "Manner of Payment". If any Interest Payment Date for a Book-Entry Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date.

          (b) PAYMENTS AT MATURITY. Promptly after each Record Date for an issue of Notes, the Trustee will deliver to the Issuer and DTC a written list of principal and interest to be paid on each Global Note maturing in the following month. The Issuer, the Trustee and DTC will confirm the amounts of such principal and interest payments with respect to each such Global Note on or about the fifth Business Day preceding the Maturity of such Global Note. The Issuer will pay to the Trustee, as the paying agent, the principal amount of such Global Note, together with interest due at such Maturity. Upon surrender of a Global Note, the Trustee will pay such amounts to DTC as the times and in the manner set forth at (c) below under "Manner of Payment". If any Maturity of a Global Note representing Book-Entry Notes is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity. Promptly after payment to DTC of the principal and interest due at the Maturity of such Global Note, the Trustee will cancel such Global Note in accordance with the terms of the Indenture.

          (c) MANNER OF PAYMENT. The total amount of any principal and interest due on Global Notes on any Interest Payment Date or at Maturity shall be paid by the Issuer to the Trustee in funds available as practicable thereafter on such date. The Issuer will make such payment on such Global Notes by wire transfer to the Trustee. The Issuer will confirm instructions regarding payment to the Trustee. Prior to 10:00 a.m., New York time, on each maturity date or as soon as possible thereafter, following receipt of such funds from the Issuer, the Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of principal (together with interest thereon) due on Global Notes on any maturity date. On each Interest Payment Date, an interest payment shall be made to DTC in same day funds in accordance with existing arrangements between the Trustee and DTC. Thereafter, on each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the representative Participants in whose names the Book-Entry Notes represented by such Global Notes are recorded in the book-entry system maintained by DTC. NEITHER THE ISSUER NOR THE TRUSTEE SHALL HAVE ANY DIRECT RESPONSIBILITY OR LIABILITY FOR THE PAYMENT BY DTC TO SUCH PARTICIPANTS OF THE PRINCIPAL OF AND INTEREST AND PREMIUM, IF ANY, ON THE BOOK-ENTRY NOTES.

          (d) WITHHOLDING TAXES. The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

SETTLEMENT

               The receipt by the Issuer of immediately available funds in payment for a Book-Entry Note and the authentication and issuance of the Global Note or Global Notes representing such Note shall constitute "settlement" with respect to such Note. All orders accepted by the Issuer will be settled from one to five Business Days from the date of the sale pursuant to the timetable for settlement set forth below unless the Issuer and the purchaser agree to settlement on a later date.

DETAILS FOR SETTLEMENT

Settlement Procedures with regard to each Book-Entry Note sold by the Issuer through an Agent shall be as follows:

          A. For each offer accepted by the Issuer, the Presenting Agent shall communicate to the Issuer's Treasury Department by telephone, facsimile transmission or other acceptable means the following Purchase Information:

               1. Principal amount of each Book-Entry Note in authorized denominations to be delivered to DTC.

               2. The issue price, interest rate, with respect to the Fixed Rate Book-Entry Notes and with respect to Floating Rate Book-Entry Notes, the Initial Interest Rate, the interest rate basis, the Spread or Spread Multiplier, the maximum or minimum interest rates, if any, the Index Maturity, the Interest Reset Date, Calculation Date, Interest Determination Date, and the Interest Payment date (as such terms are defined in the Prospectus Supplement) of each Book-Entry Note.

               3.   Stated Maturity of each Book-Entry Note.

               4. If an Original Issue Discount Note, the yield to Maturity and the initial accrual period of original issue discount.

               5.   Issue Date of each Book-Entry Note.

               6.   Earliest Redemption Date of each Book-Entry Note, if any.

               7.   Settlement Date for each Book-Entry Note.

               8. Presenting Agent's commission (to be paid in the form of a discount from the proceeds remitted to the Issuer upon settlement).

               9. If an Original Issue Discount Note the yield to Maturity and the initial accrual period of original issue discount.

          B. The Issuer will advise the Trustee by facsimile transmission of the settlement information set forth in Settlement Procedure "A" above and the name of the Presenting Agent.

          C. The Trustee will assign a CUSIP number to the Global Note representing such Book-Entry Note and will telephone the Issuer and advise the Issuer of such CUSIP number. The Trustee will enter a pending deposit message through DTC's Participant Terminal System, providing the following settlement information to DTC (which shall route such information to Standard & Poor's Corporation) and the Presenting Agent.

               1. The applicable information set forth in Settlement Procedure "A".

               2. Initial Interest Payment Date, if any, for such Note, number of days by which such date succeeds the Regular Record Date and the amount of interest payable on such Interest Payment Date per $1,000 principal amount of Book-Entry Notes.

               3.   CUSIP number of the Global Note representing such Note.

               4. Whether such Global Note will represent any other Book-Entry Note (to the extent known at such time).

               5.   Interest payment periods.

               6. Numbers of the participant accounts maintained by DTC on behalf of the Trustee and the Agent.

          D. The Issuer will deliver (or will have delivered) to the Trustee a Global Note representing such Note.

          E. The Trustee will complete and authenticate the Global Note representing such Note.

          F. DTC will credit such Note to the Trustee's participant account at DTC.

          G. The Trustee will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC to (i) debit such Note to the Trustee's participant account and credit such Note to the Presenting Agent's participant account and (ii) debit the Presenting Agent's settlement account and credit the Trustee's settlement account for an amount equal to the price of such Note less the Presenting Agent's commission. The entry of such a deliver order shall constitute a representation and warranty by the Trustee to DTC that (i) the Global Note representing such Note has been executed, delivered and authenticated and (ii) the Trustee is holding such Global Note pursuant to the Medium-Term Certificate Agreement between the Trustee and DTC.

          H. The Presenting Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Note to the Presenting Agent's participant account and credit such Note to the participant accounts of the Participants with respect to such Note and (ii) to debit the settlement accounts of such Participants and credit the settlement account of the Presenting Agent for an amount equal to the price of such Note.

          I. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "G" and "H" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

          J. The Trustee, upon confirming receipt of such funds, will wire transfer the amount transferred to the Trustee in accordance with Settlement Procedure "G" above, in funds available for immediate use, for the account of "Union Oil Company of California, Depository Account No. 144-0-15017, Credit Medium-Term Note Program, Series C," at Chemical Bank, 450 West 33rd Street, New York, New York 10001.

          K. The Presenting Agent will confirm the purchase of such Note to the purchaser either by transmitting to the Participants with respect to such Note a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser.

SETTLEMENT PROCEDURES TIMETABLE

          For orders of Book-Entry Notes solicited by the Presenting Agent, and accepted by the Issuer for settlement on the first Business Day after the sale date, Settlement Procedures "A" through "K" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:


             Settlement                               Time
             Procedure                                ----
             ---------
             A                            11:00 a.m. on the sale date

             B                            12:00 Noon on the sale date

             C                             2:00 p.m. on the sale date

             D                             3:00 p.m. on the day before
                                           settlement date

             E                             9:00 a.m. on settlement date

             F                            10:00 a.m. on settlement date

             G-H                           2:00 p.m. on settlement date

             I                             4:45 p.m. on settlement date

             J-K                           5:00 p.m. on settlement date


          If a sale is to be settled two Business Days after the sale date, Settlement Procedures "A", "B" and "C" shall be completed as soon as practicable but not later than 11:00 a.m., 12:00 Noon and 2:00 p.m., as the case may be, on the first Business Day after the sale date.

          If a sale is to be settled more than two Business Days after the sale date, Settlement Procedures "A", "B" and "C" shall be completed as soon as practicable but no later than 11:00 a.m., 12 Noon and 2:00 p.m., as the case may be, on the second Business Day after the sale date. Settlement Procedure "I" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date.

          If settlement of a Book-Entry Note is rescheduled or canceled, the Issuer shall notify the Trustee, and upon receipt of such notice, the Trustee will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m., New York City time, on the Business Day immediately preceding the scheduled settlement date.

FAILURE TO SETTLE

          If the Trustee has not entered an SDFS deliver order with respect to a Book-Entry Note pursuant to Settlement Procedure "G", then upon written request (which may be evidenced by facsimile transmission) of the Issuer, the Trustee shall deliver to DTC, through DTC's Participant Terminal System, as soon as practicable, but no later than 2:00 p.m. on any Business Day, a withdrawal message instructing DTC to debit such Note to the Trustee's participant account. DTC will process the withdrawal message, provided that the Trustee's participant account contains a principal amount of the Global Note representing such Note that is at least equal to the principal amount to be debited. If withdrawal messages are processed with respect to all the Book-Entry Notes represented by a Global Note, the Trustee will mark such Global Note "canceled", make appropriate entries in the Trustee' records and send such canceled Global Note to the Issuer in accordance with the Indenture. The CUSIP member assigned to such Global Note shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If withdrawal messages are processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Note, the Trustee will exchange such Global Note for two Global Notes, one of which shall represent such Note or Notes and shall be canceled immediately after issuance and the other of which shall represent the remaining Book-Entry Notes previously represented by the surrendered Global Note and shall bear the CUSIP number of the surrendered Global Note.

          If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Presenting Agent may enter an SDFS deliver order through DTC's Participant Terminal System debiting such Note to the Presenting Agent's participant account and crediting such Note free to the participant account of the Trustee and shall notify the Trustee and the Issuer thereof. Thereafter, the Trustee, (i) will immediately transfer by Fedwire (immediately available funds) to the Presenting Agent an amount equal to the price of such Note which was previously sent by wire transfer to the account of the Issuer maintained at Chemical Bank in accordance with Settlement Procedure "J", and (ii) the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph. Such debits and credits will be made on the settlement date, if possible, and in any event not later than 5:00 p.m. on the following Business Day. If such failure shall have occurred for any reason other than the failure of the Presenting Agent to provide the Purchase Information to the Issuer or to provide a confirmation to the Purchaser, the Issuer will reimburse the Presenting Agent on an equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Issuer.

          Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Note, the Trustee will provide, in accordance with Settlement Procedures "D" and "E," for the authentication and issuance of a Global Note representing the other Book-Entry Notes to have been represented by such Global Note and will make appropriate entries in its records.


PART III:  ADMINISTRATIVE PROCEDURES APPLICABLE TO ALL NOTES

TRUSTEE NOT TO RISK FUNDS

          Nothing herein shall be deemed to require the Trustee to risk or expend its own funds in connection with any payment made to the Issuer, or the Presenting Agent, or DTC, or any Noteholder, or any Participant, it being understood by all parties that payments made by the Trustee to the Issuer, or the Presenting Agent, or DTC, or any Noteholder, or any Participant shall be made only to the extent that funds are provided to the Trustee for such purpose.

ORIGINAL ISSUE DISCOUNT NOTES AND ZERO-COUPON NOTES

          Notes may be issued as Original Issue Discount Notes (which may be Certificated Notes or Book-Entry Notes, as indicated), which term includes all Notes, including Zero-Coupon Notes, which provide that upon redemption or acceleration of the maturity thereof an amount less than the principal amount thereof shall become due and payable. In the event of redemption or acceleration of maturity of an Original Issue Discount Note, the amount payable on such Note, in lieu of the principal amount due at the Stated Maturity thereof, shall, unless the Note provides otherwise, be the Amortized Face Amount (as defined below) of such Note.

          The "Amortized Face Amount" of an Original Issue Discount Note shall be the amount equal to (a) the Issue Price of the Note (as defined below) plus
(b)that portion of the difference between the Issue Price and the principal amount of such Note that has been amortized at the Stated Yield (as defined below) of such Note (computed in accordance with generally accepted United States bond yield computation principles) at the date as of which the Amortized Face Amount is calculated, but in no event shall the Amortized Face Amount exceed the principal amount of such Note due at the Stated Maturity thereof. As used in the preceding sentence, the term "Issue Price" means the principal amount of such Original Issue Discount Note due at the Stated Maturity thereof less the Original Issue Discount of such Note stated in the legend on the face thereof, and the "Stated Yield" of such Note means the yield-to-maturity stated in the legend on the face of such Note (or, if not so stated, the yield-to-maturity compounded semiannually and computed in accordance with generally accepted United States bond yield computation principles) for the period from the Issue Date of such Note as stated in the legend on the face of such Note, to the Stated Maturity thereof on the basis of its Issue Price and principal amount.

          There will be no periodic payments of interest on Zero-Coupon Notes. References in these Administrative Procedures to interest payments and interest-related information do not apply to Zero-Coupon Notes.

MATURITIES

          Each Note will mature on a date, selected by the purchaser and agreed to by the Issuer and Guarantor, which will be nine months or more from the Issue Date. Each Floating Rate Note (as defined below) will mature on an Interest Payment Date (as defined below) for such Note.

ADVERTISING COSTS

          The Issuer will determine in consultation with the Agents the amount of advertising that may be appropriate in offering the Notes. The Issuer shall pay for only the advertising expenses approved in advance by the Issuer.

BUSINESS DAY

          "Business Day" means any day which is not a Saturday or Sunday and which in New York City (and, with respect to LIBOR Notes (as defined in the Prospectus Supplement) in London) is not a day on which banking institutions are generally authorized or obligated by law, regulation or executive order to close.

PROCEDURES FOR ESTABLISHING THE TERMS OF THE NOTES

          The Issuer and the Agents will discuss from time to time the rates to be borne by the Notes that may be sold as a result of the solicitation of offers by the Agents. Once any Agent has recorded any indication of interest in Notes upon certain terms, and communicated with the Issuer, if the Issuer plans to accept an offer to purchase Notes upon such terms, it will prepare a Pricing Supplement, reflecting the terms of such Notes and, after approval from such Agent, will arrange to have such Pricing Supplement, filed with, or transmitted by means reasonably calculated to result in filing with, the Commission and will supply at least two copies of such Pricing Supplement and if requested by the Presenting Agent, additional copies of the Prospectus, as then amended or supplemented, to the Presenting Agent. No settlements with respect to Notes upon such terms may occur prior to such transmitting for filing and the Agents will not, prior to such transmitting for filing, mail confirmations to customers who have offered to purchase Notes upon such terms. After such transmitting for filing, sales, mailing of confirmations and settlements may occur with respect to Notes upon such terms, subject to the provisions of "Delivery of Prospectus" below.

          If the Issuer decides to post rates and a decision has been reached to change interest rates, the Issuer will promptly notify each Agent. Each Agent will forthwith suspend solicitation of purchases. At that time, the Agents will recommend and the Issuer will establish rates to be so "posted". Following establishment of posted rates and prior to the filing or transmitting described in the preceding paragraph, the Agents may only record indications of interest in purchasing Notes at the posted rates. After such transmitting for filing, sales, mailing of confirmations and settlements may resume, subject to the provisions of "Delivery of Prospectus" below.

          Outdated Pricing Supplements, and copies of the Prospectus to which they are attached (other than those retained for files), will be destroyed.

SUSPENSION OF SOLICITATION: AMENDMENT OR SUPPLEMENT

          As provided in the Agency Agreement. The Issuer may suspend solicitation of purchases at any time for any reason and each Agent will use its best efforts to suspend solicitations as soon as practicable after notice (and in any event within one Business Day). Any suspension of solicitation shall continue until such time as the Issuer has advised the Agents that solicitation of purchases may be resumed.

          If the Agents receive the notice from the Issuer contemplated by
Section 4(b) of the Agency Agreement, they will promptly suspend solicitation and will only resume solicitation as provided in the Agency Agreement. If the Issuer decides to amend or supplement any Registration Statement (as defined in the Agency Agreement) or the Prospectus relating to the Notes, it will promptly advise each Agent and will furnish each Agent with the proposed amendment or supplement in accordance with the terms of the Agency Agreement. The Issuer will promptly file or transmit by means reasonably calculated to result in filing with the Commission such amendment or supplement, provide the Agents with copies of any such amendment or supplement, confirm to the Agents that such amendment or supplement has been filed with the Commission and advise the Agents that solicitation may be resumed.

          Any such suspension shall not affect the Issuer's or the Guarantor's obligations under the Agency Agreement; and in the event that at the time the Issuer suspends solicitation of purchases there shall be any offers already accepted by the Issuer outstanding for settlement, the Issuer will have the sole responsibility for fulfilling such obligations. The Issuer will in addition promptly advise the Agents and the Trustee if such offers are not to be settled and if copies of the Prospectus as in effect at the time of the suspension may not be delivered in connection with the settlement of such offers.

ACCEPTANCE OF OFFERS

          Each Agent will promptly advise the Issuer, orally or in writing, of each reasonable offer to purchase Notes received by it, other than those
rejected by such Agent.   Each Agent may, in its discretion reasonably
exercised, without notice to the Issuer or the Guarantor, reject any offer received by it, in whole or in part. The Issuer will have the sole right to accept offers to purchase Notes on its behalf and on behalf of the Guarantor and may reject any such offer, in whole or in part. If the Issuer rejects an offer, the Issuer will promptly notify the Agent involved.

DELIVERY OF PROSPECTUS

          A copy of the Prospectus, as most recently amended or supplemented with respect to the Notes (including the appropriate Pricing Supplement) on the date of delivery thereof (except as provided below), must be delivered to a purchaser prior to or together with the earlier of the delivery of (i) the written confirmation provided for above and (ii) any Note purchased by such purchaser. Subject to the foregoing, it is anticipated that delivery to the purchaser of the Prospectus, as so amended or supplemented, confirmation and Notes will be made simultaneously at settlement. The Issuer shall ensure that the Presenting Agent receives copies of the Prospectus and each amendment or supplement thereto with respect to the Notes (including appropriate Pricing Supplements) in such quantities and within such time limits as will enable the Presenting Agent to deliver such confirmation or Note to a purchaser as contemplated by these procedures and in compliance with the first sentence of this paragraph. If, since the date of acceptance of a purchaser's offer, the Prospectus shall have been supplemented solely to reflect any sale of Registered Securities or Notes on terms different from those agreed to between the Issuer and such purchaser or a change in posted rates not applicable to such purchaser, such purchaser shall not receive the Prospectus, as supplemented by such new supplement, but shall receive the

Prospectus as supplemented to reflect the terms of the Notes being purchased by such purchaser and otherwise as most recently amended or supplemented on the date of delivery of the Prospectus.

AUTHENTICITY OF SIGNATURES

          The Issuer and the Guarantor will cause the Trustee to furnish the Agents from time to time, upon written request, with the specimen signatures of each of the Trustee's officers, employees or agents who have been authorized by the Trustee to authenticate Notes, but the Agents will have no obligation or liability to the Issuer or the Guarantor or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Issuer, the Guarantor, or the Trustee on any Note or Global Note.

CALCULATION OF AND PAYMENT DATES FOR INTEREST

          Each Note will bear interest (i) in the case of Notes bearing interest at a Fixed Rate (the "Fixed Rate Notes", which may be either Fixed Rate Certificated Notes or Fixed Rate Book-Entry Notes, as indicated), at the annual rate stated on the face thereof, payable semiannually in arrears on January 31 and July 31 (each an "Interest Payment Date") with respect to such Fixed Rate Note and at any Redemption Date, Repayment Date or the Stated Maturity and (ii) in the case of Notes bearing interest at a rate or rates determined by reference to an interest rate formula (the "Floating Rate Notes," which may be either Floating Rate Certificated Notes or Floating Rate Book-Entry Notes, as indicated), at a rate determined pursuant to the formula stated on the face thereof, payable in arrears on such dates as are specified therein and in the related Pricing Supplement (each an "Interest Payment Date" with respect to such Floating Rate Note) and at any Redemption Date or the Stated Maturity. Interest (including payments for partial periods) will be calculated and paid on the basis of a 360-day year of twelve 30-day months for any Fixed Rate Notes.

          The "Regular Record Date" with respect to Floating Rate Notes shall be the date 15 calendar days prior to each Interest Payment Date, whether or not such date shall be a Business Day, and the Regular Record Dates with respect to the Fixed Rate Notes shall be the January 15 and July 15 next preceding the January 31 and July 31 Interest Payment Dates. The first payment of interest on any Note originally issued between a Regular Record Date and an Interest Payment Date will be made on the Interest Payment Date following the next succeeding record date. With respect to Fixed Rate Notes, each payment of interest shall include interest accrued to but excluding the date of such payment. For special provisions relating to Floating Rate Notes, see the section entitled "Description of the Notes" in the Prospectus Supplement.

                                    EXHIBIT C

                               PURCHASE AGREEMENT

                            __________________, 199__


Union Oil Company of California
1201 West Fifth Street
Los Angeles, CA 90017

Unocal Corporation
1201 West Fifth Street
Los Angeles, CA 90017

Attention: Treasurer



          1. The undersigned agrees to purchase the following principal amount of the Securities described in the Agency Agreement dated _______ ___, 1994 (the "Agency Agreement"):


          Principal Amount         _______________
          Interest Rate or Formula      _______%
          Stated Maturity               _______________, ___________
          Discount or Premium _______% of Principal Amount
          Redemption Terms, if any ___________________________
          Price to be paid
            to Issuer              $______________
          Settlement Date          _________, 199____
          (Additional Terms)

          2. Except as otherwise expressly provided herein, all terms used herein which are defined in the Agency Agreement shall have the same meanings as in the Agency Agreement. The terms Agent or Agents, as used in the Agency Agreement, shall be deemed to refer only to the undersigned for purposes of this Agreement.

          3. This Agreement incorporates by reference Sections 4, 6, 7 (including any Amendments entered into pursuant thereto by the Issuer and the Guarantor and the undersigned Agent), 12 and 13 of the Agency Agreement, the first and last sentences of Section 9 thereof and, to the extent applicable, the Procedures, except that the phrase "jointly with any other indemnifying party similarly notified" in Section 7(a), the phrase "and who shall not be counsel to any other indemnified party who may have interest conflicting with those of such indemnified party" in Section 7(a) and the last sentence of Section 7(d) shall not be applicable. You and we agree to perform, to the extent applicable, our respective duties and obligations specifically provided to be performed by each of us in the Procedures.

          4. Our obligation to purchase Securities hereunder is subject to the accuracy on the above Settlement Date of your representations and warranties contained in Section 2 of the Agency Agreement (it being understood that such representations and warranties shall relate to the applicable Registration Statement and the Prospectus, as amended at such Settlement Date) and to your performance and observance of all covenants and agreements contained in Sections 4 and 6 thereof. Our obligations hereunder is also subject to the following conditions:

               (a) the satisfaction, at such Settlement Date, of each of the conditions set forth in subsections (a) and (b) and (d) through (g) of Section 5 of the Agency Agreement (it being understood that each document so required to be delivered shall be dated such Settlement Date and that each such condition and the statements contained in each such document that relate to the applicable Registration Statement or the Prospectus shall be deemed to relate to the applicable Registration Statement or the Prospectus, as the case may be, as amended or supplemented at the time of settlement on such Settlement Date, and except that the opinion described in Section 5(d) shall be modified so as to state that the Securities being sold on such Settlement Date, when delivered against payment therefor as provided in the Indenture and this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Issuer and the Guarantor enforceable in accordance with their terms, subject only to the exceptions as to enforcement set forth in clause (v) of Section 5(d) of the Agency Agreement, and will conform to the description thereof contained in the Prospectus, as amended or supplemented at such Settlement Date);

               (b) there shall not have occurred since the date hereof (i) any change, or any development involving a prospective charge, in or affecting particularly the business or properties of the Issuer or the Guarantor or their respective subsidiaries other than as set forth or contemplated in the Prospectus, as amended or supplemented, which, in our judgment, materially impairs the investment quality of the Securities; (ii) any downgrading in the rating of the Issuer's or the Guarantor's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Issuer or the Guarantor on any exchange or in the over-the-counter market if the effect of any such suspension, limitation or setting of minimum prices makes it impractical or inadvisable to proceed with the sale and delivery of the Securities on the terms and in the manner contemplated in this Prospectus as amended and supplemented; (iv) any banking moratorium declared by Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in our judgment, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of an payment for the Securities; and

               (c) there has been no notice pursuant to Section 4(a) of the Agency Agreement of an intention to amend or supplement, nor has there been any such amendment or supplement to, the applicable Registration Statement or the Prospectus by incorporation by reference pursuant to Section 4(a) of the Agency Agreement between the date of this Agreement and the Settlement Date (as defined above).

          5. In further consideration of our agreement hereunder, you agree that between the date hereof and the above Settlement Date, you will not offer or sell, enter into any agreement to sell, or announce the proposed issuance or sale of, any debt securities of the Issuer or the Guarantor in the United States, other than sales of Securities, borrowings under your revolving credit agreements and lines of credit, the private placement of securities and issuances of your commercial paper.

          6. If for any reason, other than because of our default, our purchase of the above Securities is not consummated, you shall remain responsible for the expenses to be paid (but not our expenses to be reimbursed) by you pursuant to Section 4 of the Agency Agreement and the respective obligations of you and the undersigned pursuant to Section 7 shall remain in effect, in each case as incorporated herein. If for any reason our purchase of the above Securities is not consummated other than because of our default or a failure to satisfy a condition set forth in clause (iii), (iv) or (v) of paragraph (b) above, you shall reimburse us, severally, for all out-of-pocket expenses reasonably incurred by us in connection with the offering of the above Securities and not otherwise required to be reimbursed pursuant to Section 4 of the Agency Agreement.

          7. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. This Agreement may be executed in counterparts and the executed counterparts shall together constitute a single instrument.


                         [Insert Name of Purchaser]


                         By
                           -----------------------------------------------------
                            Name:
                            Title:


CONFIRMED AND ACCEPTED,
as of the date first above written:

UNION OIL COMPANY OF CALIFORNIA


By
  -----------------------
   Name:
   Title:

AND


UNOCAL CORPORATION


By
  -----------------------
   Name:
   Title:

                                    EXHIBIT D

                           FOREIGN CURRENCY AMENDMENT
                        [Insert Title of Foreign Currency
                        to be Covered by this Amendment]


          The undersigned hereby agree that for the purposes of the issue and sale of Securities denominated in [title of currency] (the "Applicable Foreign Currency") pursuant to the Agency Agreement by and among Union Oil Company of California, Unocal Corporation, CS First Boston Corporation, Salomon Brothers Inc and UBS Securities Inc. dated _______ __, 1994 (the "Agency Agreement"), the following additions and modifications shall be made to the Agency Agreement.
The additions and modifications adopted hereby shall be of the same effect for the sale under the Agency Agreement of all Securities denominated in the Applicable Foreign Currency, whether offered on an agency or principal basis, but shall be of no effect with respect to Securities denominated in any currency other than the Applicable Foreign Currency.

          Except as otherwise expressly provided herein, all terms used herein which are defined in the Agency Agreement shall have the same meanings as in the Agency Agreement. The term Agents, as used in the Agency Agreement, shall be deemed to refer to the undersigned Agents for purposes of this Amendment.

          [Insert appropriate additions and modifications to the Agency Agreement, for example, to opinions of counsel, conditions to obligations and settlement procedures, according to the customary practice of the Agents when acting as underwriters in offerings denominated in the Applicable Foreign currency.]


______________________, 199__

UNION OIL COMPANY OF CALIFORNIA


By
  -----------------------
   Name:
   Title:


UNOCAL CORPORATION


By
  -----------------------
   Name:
   Title:


[Names of Agents participating in the
offering of Securities in the
Applicable Foreign Currency]


By
  -----------------------
   Name:
   Title:

                                       D-1